UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIFELOC TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIFELOC TECHNOLOGIES, INC.
12441 W 49th Ave., Suite 4
Wheat Ridge, CO 80033

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 20, 2015

To Our Shareholders:
The Annual Meeting of Shareholders of Lifeloc Technologies, Inc., a Colorado corporation (the "Company"), will be held at 9:00 A.M. Mountain Time, on April 20, 2015, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:
1.	To elect five directors to serve for a term of one year and until their successors are elected and qualified;
2.	To ratify the appointment of Eide Bailly LLP as our independent public accountants; and
3.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on April 1, 2015, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Vern D. Kornelsen
Vern D. Kornelsen
Chairman of the Board
April 1, 2015

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2015: This Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available at www.lifeloc.com.

LIFELOC TECHNOLOGIES, INC.
12441 W 49th Ave., Suite 4
Wheat Ridge, CO 80033
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 20, 2015
SOLICITATION OF PROXIES
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Lifeloc Technologies, Inc., a Colorado corporation (the "Company"), for use at our Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on April 20, 2015, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 and at any and all adjournments of such meeting (the “Annual Meeting”).
If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed Proxy Cards that contain no instructions will be voted for the ratification of Eide Bailly LLP as our independent public accountants. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting will be mailed to our shareholders on or about April 1, 2015.
Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to our secretary, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.
We will bear the costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Notice of Annual Meeting and Proxy Card. We may, in addition, use the services of our directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers, and others who hold shares of our common stock in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and we will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.
OUTSTANDING CAPITAL STOCK
The record date for shareholders entitled to vote at the Annual Meeting is April 1, 2015 (the “Record Date”). At the close of business on that day, there were 2,454,116 shares of our common stock, no par value, outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote.
QUORUM AND VOTING
The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of our common stock that are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. Abstentions and broker “non-votes” will be counted for purposes of attaining a quorum. If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. With the sole exception of the ratification of Eide Bailly LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2015, no matters submitted for shareholder approval herein are “routine” matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on any matter other than the proposal to ratify the appointment of Eide Bailly LLP. The unvoted shares are called broker non-votes. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required to elect directors and to approve the other matter and any other matter to be voted on by the shareholders at the meeting. Proxies marked “withhold” and broker non-votes will have no effect on the election of directors. With respect to the other matters, abstentions will have the same effect as a vote against the proposal, and broker non-votes, if any, will have no effect. To the extent that your brokerage firm votes your shares on your behalf in the absence of instructions on the accountant ratification proposal, such shares will have the effect of a vote for the proposal and such shares also will be counted as present for the purpose of determining a quorum.

ACTIONS TO BE TAKEN AT THE MEETING
The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (1) FOR the election of each of the five nominees named herein for the office of director, (2) FOR ratification of the appointment of Eide Bailly LLP as our independent public accountants and (3) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.
If shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.
SHAREHOLDER PROPOSALS
In order for a shareholder to be eligible to submit a proposal or nomination to the 2015 Annual Meeting, the shareholder must be a shareholder of record both when submitting the proposal or nomination and on the Record Date. If a shareholder wishes to submit a proposal for possible inclusion in the Company's proxy statement and form of proxy for the 2016 Annual Meeting of shareholders, the notice must be in proper form and received at the principal executive offices of the Company no later than 5:30 p.m. MST on December 3, 2015. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder.
PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors has nominated the five persons listed below for election as directors at the Annual Meeting, each to hold office until the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees of the board of directors, or such shareholder may withhold his or her vote from all or any of such nominees. If the Proxy Card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election prior to the Annual Meeting, the persons named in the proxy will exercise their voting power in favor of such other person or persons as our board of directors may recommend.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.
The following table sets forth the members of our board of directors, their ages as of April 20, 2015, and their positions and offices held:
Name	Age	Position
Barry R. Knott	59	Director, Chief Executive Officer
Gurumurthi Ravishankar	54	Director, President
Vern D. Kornelsen	82	Director, Chairman, Secretary & CFO
Robert Greenlee (1)	73	Non-Management Director
Wayne Willkomm(1)	52	Non-Management Director
(1) Member of the Audit Committee

Barry R. Knott joined the Company on February 1, 2009 as our Marketing Director, was appointed to our board of directors on June 11, 2009 and became Chief Operating Officer on July 1, 2009. He became our President on October 1, 2009, and assumed the role of President and Chief Executive Officer on January 1, 2010.  He continues as Chief Executive Officer following the appointment of G. Ravishankar as President on February 1, 2015.  He has extensive experience in general management, and particularly sales and marketing. Previous experience includes positions as the President and CEO of Cognitive Solutions, Inc.; Vice President of Sales and Marketing for Wide Format Printing (Nashua Corporation); Vice President and General Manager of Zebra Technologies Corporation; and several other similar positions. He holds an MBA degree from Queens University, Ontario, Canada, and a BA degree from the University of New Brunswick, New Brunswick, Canada. In determining Mr. Knott’s qualifications to serve on our board of directors, the board considered, among other things, his extensive experience in leadership positions with technology companies.
Gurumurthi Ravishankar joined the Company on December 5, 2011 as our Vice President, New Ventures and Acquisitions and was appointed to our board of directors on October 1, 2012 at which time he also became our Executive Vice President.  On February 1, 2015 he was appointed as President.  He has extensive background in global operations, especially in the areas of manufacturing, new technologies and product development. Prior to joining Lifeloc, his roles have included positions as the Vice President of Operations with responsibility for finance and operations with Colorado Assoc. for Manufacturing and Technology; Director of Innovation and Technology at Otis Elevator; and similar positions at Intel Corporation and Booz & Company. He holds an MBA from the Sloan School and an MS in Materials Science from the Massachusetts Institute of Technology, an MS in Chemical Engineering from the University of Cincinnati and a B.Tech in Chemical Engineering from the University of Madras in India. He is a Six Sigma Black Belt and holds four patents. In determining Mr. Ravishankar’s qualifications to serve on our board of directors, the board considered, among other things, his background in global operations and developing technologies.
Vern D. Kornelsen joined the Company as a director in 1991 and served as secretary and treasurer in 1992 and 1993. He is currently Chairman of the Board, secretary, Chief Financial Officer, and a director. Mr. Kornelsen continues with certain of his other business activities to the extent that they do not interfere with his responsibilities as an officer of the Company. He formerly practiced as a Certified Public Accountant in Denver, CO and is a financial consultant to several early stage companies. He was a director of Valleylab for 10 years, and led an investor group that provided a portion of its initial funding. Mr. Kornelsen has been a director and participated in the capitalizing of a number of early stage companies, and is currently a director and audit-committee member of Encision Inc. of Boulder, CO, and a director of Electronic Systems Technology, Inc. of Kennewick, WA, both publicly held companies.  He received a BS degree in business from the University of Kansas. In determining Mr. Kornelsen’s qualifications to serve on our board of directors, the board considered, among other things, his experience and expertise in finance, accounting and management.
Robert D. Greenlee has been a director of the Company since August 1989. He has more than thirty years of experience in broadcast management and also has extensive marketing and advertising expertise. Since 1987, Mr. Greenlee has had controlling equity positions in, and serves as a board member and consultant to, radio stations in Omaha, NE and Denver, CO. He is also President of Centennial Investment & Management Company, a closely held investment organization, and was formerly chairman of Black Hawk Gaming, Inc., a public company developing limited stakes gaming in Black Hawk and Central City, CO. Mr. Greenlee was a founder of Rock Bottom Restaurants, which was a publicly traded company until it was bought out by the original investors and thus taken private. In 2010 Rock Bottom Restaurants merged into a new private entity, Craftworks Restaurants and Breweries, where Mr. Greenlee continues to serve as a director. From 1975 through 1987, Mr. Greenlee was President of Centennial Wireless, Inc., licensee of KBCO AM/FM in Boulder, CO. This successful radio station was sold in January 1988. Mr. Greenlee has graduate and undergraduate degrees in communications from Iowa State University. In determining Mr. Greenlee’s qualifications to serve on our board of directors, the board considered, among other things, his marketing and communications experience as well as his finance and management skills.
Wayne R. Willkomm, Ph.D., has been a director since July 2011.  Dr. Willkomm is currently the North American Market Development Manager for Novomer, Inc.  Previously, he was the principal consultant of Willkomm Consulting, LLC, from 2007 until 2014.  Prior to that, Dr. Willkomm was president of the Tool and Molding Division of Intrex Corporation from 2006 to 2007.  Other positions include president of Kryptane Systems, LLC from 2000 to 2006 and various positions at Dow Chemical Company from 1989 to 2000.  He has broad experience in leading manufacturing and product development organizations, and is an inventor on 13 U.S. patents.  He holds a B.S. degree in Chemical Engineering and Chemistry from Carnegie Mellon University and a Ph.D. in Chemical Engineering from the University of Minnesota.  In determining Dr. Willkomm’s qualifications to serve on our board of directors, the board considered, among other things, his extensive management, manufacturing, and product development experience.

Director Meetings
During the year ended December 31, 2014, our board of directors met in person three times and acted twice by unanimous written consent.  Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).  All of our directors attended all of the meetings of the board of directors.  The audit committee held four telephonic meetings with our independent auditors.
We encourage our incumbent directors to attend the Annual Meeting, subject to their travel schedules and other demands on their time. All of our directors attended the 2014 Annual Meeting of Shareholders.
Director Independence
Our board of directors determines whether a director is independent through a broad consideration of facts and circumstances, including an assessment of the materiality of any relation between us and a director not merely from the director’s standpoint, but also from that of persons or organizations with which the director has an affiliation. Although our common stock is not listed on a national securities exchange, under the Securities and Exchange Commission (“SEC”) regulations we are required to identify each of our directors who qualify as “independent,” as such term is defined by a national securities exchange. Accordingly, we have examined the independence of our directors applying the definition of “Independent Director” provided in Nasdaq Listing Rule 5605(a)(2), as well as the independence criteria under relevant SEC rules. Using these rules, our board of directors has determined that Robert Greenlee and Wayne Willkomm qualify as independent directors.
Compensation of Directors
The table below sets forth the compensation of our non-employee directors for serving as our directors for the year ended December 31, 2014:

	Fees Earned
	or Paid in Cash	Total
Name	($)	($)

Robert D. Greenlee	$900	$900
Wayne Willkomm	$1,200	$1,200

There are no unexercised options held by any of our outside directors. Option grants to our directors are at the discretion of the board of directors.
Nominating Committee
We do not have a standing nominating committee, primarily because the current composition and size of the board of directors permits candid and open discussion regarding potential new members of the board of directors. The entire board of directors currently operates as the nominating committee, and recommends to our shareholders nominees for election to the board. There is no formal process or policy that governs the manner in which we identify potential candidates for the board of directors. Our board will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are properly submitted in writing to our corporate secretary in the manner described for shareholder nominations above under the heading “Shareholder Proposals,” and will evaluate shareholder-recommended candidates for director under the same criteria as internally generated candidates. The board does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the board believes that it can adequately evaluate any such nominees on a case-by-case basis. A director nominee must have a strong professional or other background, a reputation for integrity and responsibility and experience relevant to our business and operations. A director nominee must be able to commit appropriate time to prepare for, attend and participate in all meetings of our board of directors and its committees, as applicable, and the annual meeting of shareholders and must not have any material conflicts of interest with our business and operations. Our board also requires some director nominees to be independent as defined under applicable SEC rules and Nasdaq Listing Rule 5605(a)(2), with the goal of having a majority of our directors be independent under such rules. All director nominees, whether submitted by a shareholder or our board, are evaluated in the same manner.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the nominating committee strives to nominate directors with a variety of backgrounds and complementary skills so that, as a group, the board will possess the appropriate talent, skills and expertise to oversee our business. Although the nominating committee does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board and its committees.
Compensation Committee
We do not have a standing compensation committee. Our entire board of directors reviews and approves compensation for our executive officers and administers our stock option plans. Our board of directors evaluates the performance of our Chief Executive Officer, Mr. Barry Knott, our President, Mr. Gurumurthi Ravishankar, and our Chief Financial Officer, Mr. Vern Kornelsen, directly. Neither Mr. Knott, Mr. Ravishankar nor Mr. Kornelsen is present during the board’s deliberations as to his own compensation. With respect to senior management other than Mr. Knott, Mr. Ravishankar and Mr. Kornelsen, Mr. Knott, Mr. Ravishankar and Mr. Kornelsen participate in the decision-making by making recommendations to the board of directors. After informal discussion regarding such recommendations, the board of directors votes on any recommended compensation changes. Our board of directors does not utilize any particular formula in determining any compensation changes but instead exercises its business judgment in view of our overall compensation philosophy and objectives.
Our board of directors reviews and considers our compensation policies and programs on an annual basis in light of the board of directors’ risk assessment and management responsibilities. We do not believe we have any compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.
Audit Committee
Our board of directors maintains an audit committee comprised of our two independent directors. The audit committee oversees our independent auditors and financial process on behalf of the board of directors. The audit committee has adopted a written charter, a copy of which is available on the investors relations page of our website at www.lifeloc.com, and a complaint procedure policy.
Wayne Willkomm and Robert Greenlee comprise the current audit committee. Their backgrounds are more fully disclosed in their biographies under “Election of Directors.”
Our board of directors has determined that Wayne Willkomm qualifies as an “audit committee financial expert” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.
Our audit committee held four telephonic meetings with our independent auditors during the year ended December 31, 2014.
Board Leadership Structure
Our board of directors does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. The board believes that the separation of the offices of the Chairman and Chief Executive Officer currently functions well and is the optimal leadership structure for the Company. This structure allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

Risk Oversight
The board of directors, principally through delegation to the audit committee, oversees risks facing us. The audit committee regularly discusses with management and our independent auditors our major risk exposures, whether financial, operating or otherwise, and the adequacy and effectiveness of our control of such risks. The audit committee also recommends from time to time that key identified risk areas be considered by the full board, and individual board members also periodically ask the full board to consider an area of risk. In addition, risk management issues are considered by the board with respect to all major decisions made by the board.
Our board of directors believes that the decision as to who should serve as Chairman and/or Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the board. The board members have considerable experience and knowledge about the challenges and opportunities the Company faces. The board, therefore, is in the best position to evaluate the Company’s current and future needs and to judge how the capabilities of the Company’s directors and senior management from time to time can be most effectively organized to meet those needs. While the board may combine these offices in the future if it considers such a combination to be in the best interest of the Company, it currently intends to retain this structure.
Shareholder Communications with Directors
Shareholders and other interested parties wishing to contact any member (or all members) of our board of directors or any committee of the board may do so by mail, addressed, either by name or title, to the board of directors or to any such individual director or group or committee of the directors, and all such correspondence should be sent to our principal office. Our administrative staff may review any such communications to ensure that inappropriate material is not forwarded to the board of directors or to any individual director. The board of directors intends to continuously evaluate its communication process with our shareholders and may adopt additional procedures to facilitate shareholder communications with the board of directors, consistent with standards of professionalism and our administrative resources.
Code of Ethics
We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and all other directors and executive officers. The Code of Ethics is available on the investor relations page of our website at www.lifeloc.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers and directors by posting such information on our website.
EXECUTIVE OFFICERS
The following table sets forth the names of our executive officers, their ages as of April 20, 2015, and their positions and offices held:

Name	Age	Position
Barry R. Knott	59	Chief Executive Officer
Gurumurthi Ravishankar	54	President
Vern D. Kornelsen	82	Chairman, Secretary & CFO
Kristie L. LaRose	42	VP – Administration & Finance

Kristie L. LaRose joined Lifeloc as our accountant and office manager in August 2004. Ms. LaRose has extensive experience in accounting and administrative positions with other companies, and holds a BS degree in Business Administration from Worcester State College. Ms. LaRose was named our Vice President, Finance on July 1, 2009. Prior to 2004, Ms. LaRose was employed by University of Advancing Technology as the Senior Accountant and has held various positions in an accounting and administrative function at B. J.’s Wholesale Club’s corporate office.

Biographical information about Barry R. Knott, our Chief Executive Officer, Gurumurthi Ravishankar, our President, and Vern D. Kornelsen, our Chairman, Secretary and Chief Financial Officer, can be found under “Election of Directors.”
The following table sets forth certain information regarding compensation earned or awarded in 2014 to our principal executive officer and our two most highly compensated executive officers other than our principal executive officer who earned in excess of $100K during our most recently completed fiscal year (collectively, the “Named Executive Officers”).
EXECUTIVE COMPENSATION
Summary Compensation Table
Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All other Compensation ($)(2)	Total($)
Barry R. Knott - Chief Executive Officer	2014	170,400	29,232	-	5,105	204,737
(Principal Executive Officer)	2013	165,000	61,725	22,246	4,950	253,921
Gurumurthi Ravishankar	2014	154,900	26,574	-	4,640	186,114
President	2013	147,500	55,301	20,502	4,375	227,678
Kristie L. LaRose Vice President	2014	102,000	17,499	-	3,056	122,555
(Principal Accounting Officer)	2013	98,800	36,975	8,724	2,964	147,463

(1)
Amounts reflect the aggregate grant date fair values of grants made in each fiscal year, valued in accordance with ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 4 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(2)
Represents our matching contribution to our 401(k) Plan. We have not paid any automobile allowances, although business mileage, business travel, and other business expenses supported by appropriate receipts have been reimbursed. All such amounts are minor, and do not include any compensation element.

Employment Agreements
We have no employment agreements with any of our executive officers.
Stock Options
We adopted our 2013 Stock Option Plan (the “2013 Plan”) to promote our and our stockholders’ interests by helping us to attract, retain and motivate our key employees and associates.  Our Board of Directors adopted the 2013 Stock Option Plan on March 21, 2013, and it was subsequently approved by our shareholders on April 1, 2013. Under the terms of the 2013 Plan, which provides for the grant of up to 150,000 total shares, the Board of Directors is able to grant either “nonqualified” or “incentive” stock options, as defined by the Internal Revenue Code and related regulations. The purchase price of the shares subject to a stock option will be the fair market value of our common stock on the date the stock option is granted. Generally, stock options will vest immediately at the time of the grant of such option and all stock options must be exercised within five years from the date granted. As of December 31, 2014, there were 92,000 stock options outstanding under the Plan.

Option Grants in 2014
There were no stock options granted to the Named Executive Officers during 2014.
Options Exercised in 2014
There were no stock options exercised by the Named Executive Officers during 2014.
Outstanding Equity Awards at Fiscal Year End The following table sets forth certain information regarding the number and value of exercisable options to purchase shares of common stock held as of December 31, 2014 by the Named Executive Officers.
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($/Sh)	Option expiration date
Barry R. Knott	20,000	-	3.69	12/12/16
	25,500	-	2.32	10/1/18
Gurumurthi Ravishankar	23,500	-	2.32	10/1/18
Kristie L. LaRose	10,000	-	2.32	10/1/18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding our common stock owned as of the close of business on April 1, 2015 by the following persons: (i) each person who is known by us to beneficially own more than 5% of our common stock; (ii) each of our directors who beneficially own our common stock; (iii) each of our Named Executive Officers who beneficially own our common stock; and (iv) all executive officers and directors, as a group, who beneficially own our common stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to us by, or on behalf of, the persons listed in the table. Unless otherwise indicated, the business address of each person listed is c/o Lifeloc Technologies, Inc., 12441 West 49th Ave., Ste 4, Wheat Ridge, CO 80033.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Vern D. Kornelsen	1,892,455(3)	77.1%
Robert D. Greenlee	184,979	7.5%
Barry R. Knott	109,625(4)	4.4%
Gurumurthi Ravishankar	33,500(5)	1.4%
Wayne Willkomm, PhD	23,477(6)	1.0%
Kristie L. LaRose	17,500(7)	0.7%
All executive officers and directors as a group, including those named above (6 persons)	2,261,536	89.3%

(1)
Represents shares with respect to which each beneficial owner listed directly or indirectly has, or will have upon acquisition of such shares pursuant to the exercise or conversion of options, warrants, conversion privileges or other rights exercisable within sixty days of April 1, 2015,  voting and investment power.

(2)
As of April 1, 2015, we had 2,454,116 shares of our common stock issued and outstanding. Percentages are calculated on the basis of the amount of issued and outstanding common stock. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after April 1, 2015 are deemed outstanding by such person or group, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Holdings as of April 1, 2015. Includes 34,126 shares owned directly, 1,855,319 shares owned by EDCO Partners LLLP, of which Mr. Kornelsen is the General Partner, and 3,000 shares owned by M. Elaine Kornelsen, Mr. Kornelsen’s spouse.

(4)	Includes options to purchase 45,500 shares of common stock, currently exercisable.
(5)	Includes options to purchase 23,500 shares of common stock, currently exercisable.
(6)	Dr. Willkomm does not own any shares directly. However, he has shared voting and dispositive power over 23,477 shares held by EDCO Partners LLLP.
(7)	Includes options to purchase 10,000 shares of common stock, currently exercisable.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during the year ended December 31, 2014, to our knowledge, our directors, officers and holders of more than 10% of our common stock have timely filed all Section 16(a) reports.
PROPOSAL 2
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
Our board of directors and audit committee have selected Eide Bailly LLP as our independent registered public accounting firm to audit our financial statements for the year ended December 31, 2015. The decision to engage Eide Bailly LLP was approved by our board of directors and audit committee, and this appointment is being submitted to our shareholders for ratification at the Annual Meeting.
Eide Bailly LLP served as the principal accountant to audit our financial statements for the years ended December 31, 2014 and 2013.
We do not expect that a representative of Eide Bailly LLP will be present at the Annual Meeting.
During our two most recent fiscal years and any subsequent interim period, there were no disagreements between us and Eide Bailly LLP, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF EIDE BAILLY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2015.
Audit Fees
Audit fees for the years ended December 31, 2014 and 2013 paid to Eide Bailly LLP totaled $45,858 and $49,500, respectively. Fees include those for year-end audit engagement as well as the review of the financial statements contained in our quarterly 10-Q filings during the years ended December 31, 2014 and 2013.

Audit-Related Fees
Audit-related fees for the years ended December 31, 2014 and 2013 paid to Eide Bailly LLP totaled $90 and $154, respectively, and consisted of reimbursable expenses incurred by our auditors in connection with the performance of their audit services.
Tax Fees
Eide Bailly LLP did not render any services related to tax return preparation or tax planning for the years ended December 31, 2014 or 2013.
All Other Fees
There were no aggregate fees billed for any other services rendered by Eide Bailly LLP for the years ended December 31, 2014 or 2013.
Approval of Auditor Services and Fees
Our audit committee approves or pre-approves all services provided by our independent public accountants, in order to see that we engage our independent public accountants to provide only audit and non-audit services that are compatible with maintaining the independence of our independent public accountants. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. All fees identified in the preceding paragraphs were approved by our audit committee.
Audit Committee Report
Our board of directors maintains an audit committee comprised of two of our outside directors. The audit committee reviews and reassesses the adequacy of its charter on an annual basis. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Annual Report”) with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management, including the matters in the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the audit committee concerning independence.
The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in the Annual Report, for filing with the SEC.
Submitted by the Audit Committee
Wayne Willkomm
Robert Greenlee

OTHER MATTERS
We know of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy Card, or their substitutes, will vote such proxy in accordance with their judgment on such matters.
ANNUAL REPORT TO SHAREHOLDERS; HOUSEHOLDING
Our Annual Report for the year ended December 31, 2014, including audited financial statements for the year then ended, as filed with the SEC on Form 10-K is being mailed to shareholders on or about April 1, 2015 with these proxy materials.
In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Annual Report and proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another shareholder and received only one Annual Report or set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your written request to: 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033, Attention: Kristie LaRose, or contact us at  (303) 431-9500, and we will promptly deliver such materials. You may also contact us if you received multiple copies of the Annual Report or proxy materials and would prefer to receive a single copy in the future.
IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY. IN THE EVENT THAT YOU ARE ABLE TO ATTEND THE MEETING, WE WILL, IF YOU REQUEST, CANCEL THE PROXY CARD.
SIGNATURE
By Order of the Board of Directors

/s/ Vern D. Kornelsen
Chairman of the Board of Directors
Wheat Ridge, Colorado
April 1, 2015

LIFELOC TECHNOLOGIES, INC.

PROXY CARD FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD APRIL 20, 2015

The undersigned hereby constitutes, appoints and authorizes Barry R. Knott and Vern D. Kornelsen and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned’s shares of the no par value common stock of Lifeloc Technologies, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on April 20, 2015, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 and at any and all adjournments thereof, for the following purposes:
1.	To elect five directors:

☐	For all nominees listed below (except as marked to the contrary):

Barry R. Knott
Gurumurthi Ravishankar
Robert Greenlee
Vern D. Kornelsen
Wayne Willkomm

☐	Withhold authority to vote for all the nominees listed above:
(INSTRUCTION: To withhold authority to vote for any individual nominee rather than all nominees, check the box next to “For all nominees listed below (except as marked to the contrary)” and draw a line through or otherwise strike out the name of the nominee(s) for whom authority to vote is to be withheld. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)
2.	To ratify the appointment of Eide Bailly LLP as the Company’s independent public accountants.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.
DATED: April ___, 2015

Signature(s) of Shareholder(s)

Name(s) of Shareholder(s)
Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2015.
The Proxy Statement and the Annual Report are available at www.lifeloc.com.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LIFELOC TECHNOLOGIES, INC. PLEASE SIGN AND RETURN THIS PROXY TO LIFELOC TECHNOLOGIES, INC., 12441 W 49TH AVE., SUITE 4, WHEAT RIDGE, CO 80033. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.